UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market
Class A Common Stock, $0.01 par value	MAR	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 14, 2020, Marriott International, Inc. (“we” or “us”) entered into a Terms Agreement with BofA Securities, Inc., J.P. Morgan Securities LLC and the other Underwriters listed on Schedule I thereto (the “Terms Agreement,” which incorporates by reference the Underwriting Agreement General Terms and Provisions, dated June 9, 2006 (which we previously filed on June 14, 2006 as Exhibit 1.1 to our Current Report on Form 8-K)) to issue $1.6 billion aggregate principal amount of our 5.750% Series EE Notes due 2025 (the “Notes”). On April 16, 2020, we received net proceeds of approximately $1.581 billion from the offering of the Notes, after deducting the underwriting discount and estimated expenses of the offering. We expect to use these proceeds for general corporate purposes, which may include working capital, capital expenditures, acquisitions or repayment of outstanding commercial paper or other borrowings.

We will pay interest on the Notes on May 1 and November 1 of each year, commencing on November 1, 2020. The Notes will mature on May 1, 2025. We may redeem the Notes, in whole or in part, at our option, under the terms provided in the Form of Note.

We issued the Notes under an indenture dated as of November 16, 1998 with The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank, as trustee (the “Indenture”) (which we previously filed as Exhibit 4.1 to our Annual Report on Form 10-K for the fiscal year ended January 1, 1999).

In connection with the public offering of the Notes, we filed a Prospectus dated February 15, 2018 and a Prospectus Supplement dated April 14, 2020 with the Securities and Exchange Commission, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-223058) (the “Registration Statement”). We are filing the Terms Agreement, the Indenture Officers’ Certificate pursuant to Section 301 of the Indenture, the Form of Note, and a legal opinion of our counsel, Gibson, Dunn & Crutcher LLP, on the Notes as exhibits to this report for the purpose of incorporating them as exhibits to the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

1.1	Terms Agreement, dated April 14, 2020, among Marriott International, Inc. and the Underwriters named therein.

4.1	Form of Note for the 5.750% Series EE Notes due 2025.

4.2	Indenture Officers’ Certificate (with respect to the 5.750% Series EE Notes due 2025) pursuant to Section 301 of the Indenture, dated April 16, 2020.

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated April 16, 2020.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto).

104	The cover page to this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2020	MARRIOTT INTERNATIONAL, INC.

	By:	/s/ Bao Giang Val Bauduin
Bao Giang Val Bauduin
Controller and Chief Accounting Officer